UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to 14a-12

ENTERO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED MAY   , 2025
Entero Therapeutics, Inc.
777 Yamato Road, Suite 502
Boca Raton, Florida 33431
Dear Fellow Stockholder, [•], 2025
On behalf of the Board of Directors and management of Entero Therapeutics, Inc. (“we”, “us”, “our”, “Entero” or the “Company”), a Delaware corporation, you are invited to attend our 2025 Annual Meeting of Stockholders including any adjournment or postponement thereof (the “Annual Meeting”) to be held on June 27, 2025 at 12:00 P.M. Eastern Time. This year’s Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENTO2025. You will need the 16 digit control number on your notice or proxy card to participate in the Annual Meeting. Online check-in will begin at 11:45 A.M. (Eastern), on June 27, 2025. Once admitted, you may participate in the Annual Meeting and vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website.
Details of the business to be conducted at the Annual Meeting are described in this proxy statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 (filed with the Securities Exchange Commission on March 29, 2024) (the “2023 Annual Report”) and our Annual Report on Form 10-K/A for the year ended December 31, 2024 (filed with the Securities Exchange Commission on April 9, 2025) (the “2024 Annual Report”, and together with the 2023 Annual Report, the “Annual Reports”) with this proxy statement. We encourage you to read our Annual Reports, which include our audited financial statements and provide information about our business and services.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting via the live webcast on the Internet, please read the accompanying proxy statement and then submit your proxy to vote by Internet, telephone or mail as promptly as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote via this live webcast, even if he or she has previously voted. Please refer to your proxy card for voting instructions. Submitting your proxy promptly may save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.
If you have questions about the Annual Meeting, you may contact Entero’s Investor Relationships Department at Investors@enterothera.com or by calling [•].
Our Board of Directors has approved the proposals set forth in the proxy statement and recommends that you vote in favor of each such proposal.
Sincerely,
/s/ Richard Joel Paolone Richard Joel Paolone Interim Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 27, 2025

The proxy statement and the 2023 and 2024 Annual Reports are available at www.enterothera.com ([•]).
You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange
Commission (“SEC”) website at www.sec.gov.

NOTICE OF THE ENTERO THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Date and Time	June 27, 2025 at 12:00 P.M., Eastern Time.
Place
The 2025 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ENTO2025, at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2025 Annual Meeting in person. You will need the 16 digit control number on your notice or proxy card to participate in the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 11:45 A.M. (Eastern), on June 27, 2025. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.

Items of Business
1.
Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from [•] to [•], at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”);

3. Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (the “Say on Pay Proposal”);
4. Ratification of Machias Gini & O’Connell LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.
Approval of the adjournment of the annual meeting to the extent there are insufficient proxies at the annual meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”).

Adjournments and Postponements
Any action on the items of business described above may be considered at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
May 14, 2025 (the “Record Date”). Only stockholders of record holding shares of our Common Stock, par value $0.0001 per share (the “Common Stock”) as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner of shares of our Common Stock as of the Record Date.
Availability of Proxy Materials
Copies of the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 and our Annual Report on Form 10-K/A for the year ended December 31, 2024 are available at www.enterothera.com ([•]). You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.
Voting
If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the proxy card. Whether or not you expect to attend the Annual Meeting, we urge you to submit your proxy to vote your shares as promptly as possible by following the instructions on your proxy card so that your shares may be represented and voted at the Annual Meeting. Your vote is very important.

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on May 14, 2025 are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of Entero stockholders of record entitled to vote at the Annual Meeting will be available for at least ten days before the Annual Meeting at the principal executive offices of Entero for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.
The Entero Board unanimously recommends that Entero stockholders vote “FOR” each of the foregoing proposals.
The existence of any financial and personal interests of one or more of Entero’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Entero and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of Entero’s Directors and Executive Officers in the Proposals” in the accompanying proxy statement for a further discussion of this issue.
Assuming a quorum is present at the Annual Meeting, the proposals require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Please vote by proxy over the internet or telephone using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Entero common stock at the Annual Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Entero stockholders entitled to vote at the Annual meeting will be available at Entero’s headquarters during regular business hours for examination by any Entero stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting.
PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED ON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.
BY ORDER OF THE BOARD OF DIRECTORS,
Boca Raton, Florida [•], 2025	/s/ Richard Joel Paolone Richard Joel Paolone Interim Chief Executive Officer and Director
IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.
This proxy statement is dated [•], 2025 and is first being mailed to the stockholders of Entero on or about [•], 2025.

i

FREQUENTLY ASKED QUESTIONS
The following questions and answers briefly address some questions that you, as an Entero stockholder, may have regarding the matters being considered at the Annual Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters.
Why am I receiving this proxy statement?
We have made these materials available to you over the internet, or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at the 2025 Annual Meeting, and any continuations, postponements or adjournments thereof. The proxy materials include our Notice of 2025 Annual Meeting of Stockholders of Entero, this Proxy Statement, the proxy card, our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) and our Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “2024 Annual Report”). The proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and furnish you with the information you need in order to vote, whether or not you participate in the Annual Meeting.
What is being voted on?
You are being asked to vote on five proposals:
1.
Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from [•] to [•], at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”);

3.
Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (the “Say on Pay Proposal”);

4.
Ratification of Machias Gini & O’Connell LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.
Approval of the adjournment of the annual meeting to the extent there are insufficient proxies at the annual meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”).

When is this proxy statement and the accompanying materials scheduled to be sent to stockholders?
On or about [•], 2025, we will begin mailing our proxy materials, including the Notice of the Annual Meeting, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), a voting instruction form.
Can I access these proxy materials on the Internet?
Yes. This Proxy Statement and the 2023 and 2024 Annual Reports are available free of charge under the “[•]” section of our website at www.enterothera.com. You may also obtain these materials at www.proxyvote.com and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.
When and where will the Annual Meeting take place?
The Annual Meeting will be held on June 27, 2025 at 12:00 P.M. Eastern Time. The Annual Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ENTO2025, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16 digit control number on your notice or your proxy card to participate in the Annual Meeting.
How can I participate and ask questions at the Annual Meeting?
In order to submit a question at the Annual Meeting, you will need your 16 digit control number that is printed on the notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. If you would like to submit a question during the Annual Meeting, once you have logged into the webcast, simply click on the “Q&A” icon on the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.
What if I have technical or other “IT” problems logging into or participating in the Annual Meeting webcast?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection. Stockholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process, call one of the appropriate numbers noted at the top of the login page.
What documentation must I provide to vote online at the Annual Meeting?
If you are a stockholder of record and provide your 16 digit control number when you access the meeting, you may vote all shares registered in your name during the Annual Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on May 14, 2025, which we refer to as the “record date.”
Who is entitled to vote at the Annual Meeting?
All holders of record of shares of Entero Common Stock who held shares at the close of business on May 14, 2025, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting. Attendance at the Annual Meeting is not required to vote. See below and the section titled “The Annual Meeting — Methods of Voting” for instructions on how to vote without attending the Annual Meeting.
Does my vote matter?
Yes, your vote is very important, regardless of the number of shares that you own.
How does the Entero Board recommend that I vote at the Annual Meeting?
The Entero Board unanimously recommends that Entero stockholders vote “FOR” each of the proposals.
Why should I vote for the Reverse Split Proposal?
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Charter to authorize our Board to effect a reverse stock split (the “Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from [•] to [•] (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute approval of the Reverse Split that, once authorized by the Board and effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between [•] and [•]

shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Annex C to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Annex C remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.
Why should I vote for the Say on Pay Proposal?
The Board believes that the Company’s compensation policies and practices are effective in achieving our goals of motivating and retaining executives by (i) rewarding excellence in leadership and sustained financial performance, and (ii) aligning our executives’ interests with those of our stockholders to create long-term value.
Why should I vote for the Auditor Ratification Proposal?
On August 28, 2024, the Audit Committee appointed Machias Gini & O’Connell LLP (“MGO”) to serve as the Company’s independent registered public accounting firm effective August 27, 2024, subject to ratification by the Company’s stockholders. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we advance our business plan.
Why should I vote for the Adjournment Proposal?
If the Adjournment Proposal is not approved, the Entero Board may not be able to adjourn the Annual Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Nasdaq Proposal, the Reverse Split Proposal, the Say on Pay Proposal, or the Auditor Ratification Proposal.
What is a proxy?
A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet, by mail or by telephone, by following the instructions provided in this proxy statement. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.
How many votes do I have at the Annual Meeting?
Each Entero stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were [•] shares of Common Stock outstanding.
What constitutes a quorum for the Annual Meeting?
A quorum is the minimum number of shares required to be represented, either through virtual attendance or through representation by proxy, to hold a valid meeting.
In order for any business to be conducted at the Annual Meeting, both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, the stockholders present or represented at the Annual Meeting and entitled to vote thereon, although less than a quorum, may adjourn the Annual Meeting until a quorum is present. The date, time and place and the means of remote communication, if any, of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Annual Meeting. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.
Since the Auditor Ratification Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on such proposal.
How can I vote my shares at the Annual Meeting?
Shares held directly in your name as an Entero stockholder of record may be voted at the Annual Meeting. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.
You may attend the Annual Meeting via the Internet www.virtualshareholdermeeting.com/ENTO2025 and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.
Even if you plan to attend the Annual Meeting, Entero recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Annual Meeting.
For additional information on attending the Annual Meeting, see the section titled “The Annual Meeting.”
How can I vote my shares without attending the Annual Meeting?
Whether you hold your shares directly as a stockholder of record of Entero or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting.
If you are a stockholder of record, you can vote by proxy:
•
by the Internet (www.proxyvote.com) — 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on the day before the Annual Meeting (have your proxy card in hand when you visit the website and follow the instructions to obtain your records and to create an electronic voting instruction form);

•
by telephone (1-800-690-6903) — use any touch-tone telephone to transmit your voting instructions in accordance with the instructions on your proxy card, until 11:59 p.m. Eastern Time on the day before the Annual Meeting (have your proxy card in hand when you call and follow the instructions); or

•
by mail — mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee.
If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the 2025 Annual Meeting.
For additional information on voting procedures, see the section titled “The Annual Meeting.”

What stockholder vote is required for the approval of each proposal at the Annual Meeting?
The Reverse Split Proposal, the Say on Pay Proposal, the Auditor Ratification Proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.
The Director Election Proposal requires the affirmative vote of a plurality of votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.
What is a “broker non-vote?”
Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All proposals other than the Auditor Ratification Proposal are “non-routine” matters.
A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions. The Auditor Ratification Proposal is the only matter for which Entero expects there to be broker non-votes.
What will happen if I fail to vote or abstain from voting on each proposal at the Annual Meeting?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. Under Delaware law and our Amended and Restated Bylaws (our “Bylaws”), abstentions, if any, with respect to the Director Election Proposal, the Reverse Split Proposal, the Say on Pay Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are not counted as votes cast on the matter and therefore will not affect the outcome of such proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?
If your shares of Common Stock are registered directly in your name with the transfer agent of Entero, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Annual Meeting. You may also grant a proxy directly to Entero, or to a third party to vote your shares at the Annual Meeting.
If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.
If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?
No. Your bank, broker or other nominee will only be permitted to vote your shares of Common Stock at the Annual Meeting if you instruct your bank, broker or other nominee. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares. Banks, brokers and other nominees who hold shares of Common Stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters, which includes all proposals other than the Auditor Ratification Proposal. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares on such proposals.
What should I do if I receive more than one set of voting materials for the Annual Meeting?
If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Annual Meeting.
Record Holders.   For shares held directly, please vote by proxy over the internet or by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.
Shares Held in “Street Name.”   For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.
If a stockholder gives a proxy, how are the shares of Common Stock voted?
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Annual Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.
For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”
How will my shares be voted if I return a blank proxy?
If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Entero Board, “FOR” each of the proposals.
Can I change my vote after I have submitted my proxy?
Any Entero stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Annual Meeting by doing any of the following:
•
subsequently submitting a new proxy for the Annual Meeting that is received by the deadline specified on the accompanying proxy card;

•
giving written notice of your revocation to Entero’s Chief Financial Officer or

•
attending and voting at the Annual Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Annual Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Annual Meeting. See the section titled “The Annual Meeting — Revocability of Proxies.”
If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?
If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results for the Annual Meeting are expected to be announced at the Annual Meeting. In addition, within four Business Days following certification of the final voting results, Entero will file the final voting results of the Annual Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.
Do Entero stockholders have dissenters’ or appraisal rights?
The stockholders of Entero are not entitled to appraisal rights in connection with the proposals at the Annual Meeting under Delaware law.
What happens if I sell my shares of Common Stock after the record date but before the Annual Meeting?
The record date is earlier than the date of the Annual Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.
Who will solicit and pay the cost of soliciting proxies?
Entero may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Entero directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.
What should I do now?
You should read this proxy statement carefully and in its entirety, including the annexes. Then, you may vote by proxy over the internet or by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.
Whom do I call if I have questions about the Annual Meeting?
If you have questions about the Annual Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Entero’s Investor Relationships Department at Investors@enterothera.com or by calling [•].

THE ANNUAL MEETING
This proxy statement is being provided to Entero stockholders in connection with the solicitation of proxies by the Entero Board for use at the Annual Meeting and at any adjournments or postponements thereof. Entero stockholders are encouraged to read this entire document carefully.
Date, Time and Place of the Annual Meeting
The Annual Meeting is scheduled to be held on June 27, 2025, beginning at 12:00 p.m., Eastern Time.
The Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ENTO2025 at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2025 Annual Meeting in person. You will need the 16 digit control number on your notice or proxy card to participate in the Annual Meeting.
Voting
The specific proposals to be considered and acted upon at our Annual Meeting are each described in this proxy statement. Only stockholders holding shares of Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [•] shares of Common Stock issued and outstanding. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting. Each holder of record of our Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Annual Meeting.
Matters to be Considered at the Annual Meeting
Required Vote for Approval No.	Proposal
1.
Election of Directors (the “Director Election Proposal”). The five director nominees who receive the highest number of affirmative votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting will be elected.

2.
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from [•] to [•], at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Shares that are not represented at the Annual Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.

3.
Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (the “Say on Pay Proposal”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Shares that are not represented at the Annual Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.

4.
Ratification of Machias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”). To approve the ratification of Machias Gini & O’Connell LLP as our independent registered public accounting firm for the current fiscal year. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Shares that are not represented at the Annual Meeting and abstentions, if

Required Vote for Approval No.	Proposal
any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.
5.
Approval of the Adjournment of the Annual Meeting to the Extent There Are Insufficient Proxies at the Annual Meeting to Approve Any One or More of the Foregoing Proposals. To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any proposal. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Shares that are not represented at the Annual Meeting, abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of the voting on this proposal.

Recommendation of the Entero Board
After careful consideration, the Entero Board unanimously recommends that Entero’s stockholders vote “FOR” each of the proposals.
Required Votes
Assuming a quorum is present at the Annual Meeting, the Reverse Split Proposal, the Say on Pay Proposal, the Auditor Ratification Proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. The Director Election Proposal requires the affirmative vote of the plurality of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. An Entero stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting will have no effect on such proposals, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.
Quorum; Abstentions and Broker Non-Votes
A quorum of Entero stockholders is necessary to conduct business at the Annual Meeting. In order for any business to be conducted at the Annual Meeting, both (i) the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, and (ii) the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. Shares of Common Stock present at the Annual Meeting or represented by proxy and entitled to vote, including shares for which an Entero stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. Since the Auditor Ratification Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on such proposal.
If a quorum is not present, the Annual Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.
Under Nasdaq rules, banks, brokers or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. All proposals other than the Auditor Ratification Proposal are considered “non-routine” matters, and banks, brokers or other nominees will not have discretionary authority to vote on such matters before the Annual Meeting. As a result, Entero only expects broker non-votes with respect to the Auditor Ratification Proposal. If you hold your shares of Common Stock in “street name,” your shares will not be voted on any matter other than the Auditor Ratification Proposal unless you affirmatively instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instructions provided by your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote. Brokers will not be able to vote on any of the non-routine proposals before the Annual Meeting unless they have received voting instructions from the beneficial owners.
Vote of Entero Directors and Executive Officers
As of the Record Date, Entero directors and executive officers and their affiliates beneficially owned and were entitled to vote in the aggregate [•] shares of Common Stock, which represented [•]% of the Common Stock issued and outstanding on the record date. Entero currently expects that all Entero directors and executive officers will vote their shares “FOR” each of the proposals. See the section titled “Interests of Entero Directors and Executive Officers” in this proxy statement.
Methods of Voting
Stockholders of Record
If you are an Entero stockholder of record, you may vote at the Annual Meeting by proxy over the internet or telephone or by mail, or by attending and voting at the Annual Meeting, as described below.
•
Via the Internet (www.proxyvote.com):   Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 26, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•
By Telephone (1-800-690-6903):   Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 26, 2025. Have your proxy card in hand when you call and then follow the instructions.

•
By Mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•
During the Annual Meeting (www.virtualshareholdermeeting.com/ENTO2025):   You may attend the Annual Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Annual Meeting will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.
Beneficial (Street Name) Stockholders
If you hold your shares of Common Stock through a bank, broker or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted on any proposals other than the Auditor Ratification Proposal because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Annual Meeting — Quorum; Abstentions and Broker Non-Votes.”

Attending the Annual Meeting
If you wish to attend the Annual Meeting, you must (i) be an Entero stockholder of record at the close of business on May 14, 2025, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Annual Meeting.
If you plan to attend and vote at the Annual Meeting, Entero still encourages you to vote in advance by the internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the Annual Meeting. Voting your proxy by the internet, telephone or mail will not limit your right to attend and vote at the Annual Meeting if you later decide to do so.
Revocability of Proxies
Any Entero stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Annual Meeting. If you are an Entero stockholder of record, you may revoke your proxy by any one of the following actions:
•
by sending a signed written notice of revocation to Entero’s Chief Financial Officer, provided such notice is received no later than the close of business on the day before the Annual Meeting;

•
by voting again over the internet or telephone as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on the day before the Annual Meeting;

•
by submitting a properly signed and dated proxy card with a later date that is received by Entero’s Chief Financial Officer no later than the close of business the day before the Annual Meeting; or

•
by attending the Annual Meeting and requesting that your proxy be revoked, as described above.

Only your last submitted proxy will be considered.
Execution or revocation of a proxy will not in any way affect an Entero stockholder’s right to attend and vote at the Annual Meeting.
Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:
Entero Therapeutics, Inc.
Attention: Chief Financial Officer
7901 4th St N # 21135
St. Petersburg, FL 33702
If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Annual Meeting.
Proxy Solicitation Costs
Entero is soliciting proxies on behalf of the Entero Board. Entero will bear the entire cost of soliciting proxies from Entero stockholders. Proxies may be solicited on behalf of Entero or by Entero directors, officers and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Entero directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.
Entero will request that banks, brokers and other nominee record holders send proxies and proxy material to the beneficial owners of Entero common stock and secure their voting instructions, if necessary. Entero may be required to reimburse those banks, brokers and other nominees on request for their reasonable expenses in taking those actions.

Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Entero has previously adopted householding for Entero stockholders of record. As a result, Entero stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Entero stockholders (those who hold shares of Common Stock directly in their name with Entero’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Entero at the address below.
Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Entero stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.
Entero will promptly deliver a copy of this proxy statement to any Entero stockholder who only received one copy of these materials due to householding upon request in writing to: Entero Therapeutics, Inc., Attn: Chief Financial Officer at 7901 4th St N # 21135 St. Petersburg, FL 33702 or by calling [•].
Adjournments
If a quorum is present at the Annual Meeting but there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Reverse Split Proposal, the Say on Pay Proposal or the Auditor Ratification Proposal, then Entero stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Annual Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Entero stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.
At any subsequent reconvening of the Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.
No Appraisal Rights
Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.
Assistance
If you need assistance voting or completing your proxy card, or if you have questions regarding the Annual Meeting, please contact, Entero’s Investor Relationships Department at Investors@enterothera.com or by calling [•].
ENTERO STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE NASDAQ PROPOSAL.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
General
Our Bylaws provide that the Board shall consist of one or more members, and that any newly created directorship that results from an increase in the number of directors or any vacancy on the Board will be filled solely by the affirmative vote of a majority of the directors then in office; provided that a vacancy created by the removal of a director by the stockholders may be filled by the stockholders. A director elected by the Board in the case of a newly created directorship will hold office for his or her full term until his or her successor is elected and qualified. A director elected by the Board in the case of a vacancy will hold office for the remaining term of his or her predecessor until his or her successor is elected and qualified.
Our Board currently consists of five directors.. Each of the director nominees identified below has confirmed that he or she is able and willing to serve as a director if elected. If any of the director nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.
Upon recommendation of the Corporate Governance and Nominating Committee, the Board has nominated Edward J. Borkowski, Richard Paolone, Eric Corbett, Manpreet Uppal and Jack Syage, for election at the Annual Meeting, each to serve for a one-year term until the conclusion of the 2026 annual meeting of stockholders or until their successor is duly elected and qualified.
Please see “Director Compensation” below for more information, including the background and business experience of each director nominee taken into consideration by the Corporate Governance and Nominating Committee.
Required Vote and Recommendation
The election of directors requires the affirmative (“FOR”) vote of a plurality of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The five director nominees receiving the highest number of affirmative votes cast will be elected. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the below director nominees. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
MESSRS. BORKOWSKI, PAOLONE, CORBETT AND UPPAL AND
DR. SYAGE UNDER PROPOSAL ONE.

DIRECTOR COMPENSATION
The following section sets forth certain information regarding the nominees for election as directors. There are no family relationships between any of the directors and our Named Executive Officers.
Director, Title	Age
Edward J. Borkowski – Lead Independent Director	65
Richard Paolone	34
Eric Corbett	29
Manpreet Uppal	38
Jack Syage, Ph.D	70
Richard Paolone was appointed to the Board in February 2025 and to Interim Chief Executive Officer on February 12, 2025. Mr. Paolone is a Toronto-based securities lawyer focused on securities, corporate finance, and mergers and acquisitions. Mr. Paolone has a wide range of corporate experience from representing companies in private and public offerings of debt and equity securities. In June 2020, Mr. Paolone founded Paolone Law Professional Corporation, where he has been the principal since such date. From February 2019 to October 2019, and again from September 2020 to January 2021, Mr. Paolone was a director of Evolution Global Frontier Ventures Corp. (formerly Ascension Exploration Inc.), a company that is listed on the Canadian Securities Exchange. Mr. Paolone also serves as Director and CEO of several private and reporting companies. Since February 2019, Mr. Paolone has also been the CEO and director of Rotonda Ventures Corp., a public company in Canada. Since February 2021, Mr. Paolone has also been the CEO, CFO, and director of Republic Goldfields Inc., a public company in Canada. Also, since February 2021, Mr. Paolone has been the CEO, CFO, and director of Emerald Isle Resources Inc., a public company in Canada. Since April 2022, Mr. Paolone has also served as a director of Critical Infrastructure Technologies Ltd., a mining technology company listed on the Canadian Securities Exchange. Since December 2022, Mr. Paolone has also served as a director of SBD Capital Inc., a company listed on the Canadian Securities Exchange. Since June 2023, Mr. Paolone has also served as a director of Xander Resources Inc., a mining company listed on the Canadian Securities Exchange. Since November 2023, he has also served as a director of Ashington Innovations Plc., a special purpose acquisition company listed on the London Stock Exchange. Since September 2024, Mr. Paolone has served on the board of Safe Supply Streaming Co Ltd., an investment issuer listed on the Canadian Securities Exchange. Since September 2024, Mr. Paolone has also served on the board of iSpecimen Inc., a healthcare technology company listed on Nasdaq. Since May 2019, he has served as a director of Red Pine Petroleum Ltd., a company listed on the Toronto Stock Exchange and also served as its CEO from October 2020 until September 2021. Mr. Paolone has been integral to multiple mergers and acquisitions and reverse takeover transactions in the industries of mining, cannabis, carbon credits, oil and gas, technology, and plant-based food. Mr. Paolone holds a B.A. in criminal justice from Mount Royal University and a J.D. from Bond University. He is a licensed barrister and solicitor lawyer in Ontario.
Mr. Paolone is well-qualified to serve on the Board due to his corporate experience in mergers and acquisition and private and public offerings of debt and equity securities.
Edward J. Borkowski was appointed to the Board in May 2015, and currently serves as our Lead Independent Director. Mr. Borkowski served as Chair of the Board from 2015 through his resignation effective as of February 19, 2021. Mr. Borkowski is a healthcare executive who currently serves as Executive Vice President for Therapeutics MD. He served as Executive Vice President of MiMedx Group, Inc. (Nasdaq: MDGX) from April 2018 until December 2019. Mr. Borkowski also served as a director for Co-Diagnostics, Inc. (Nasdaq: CODX), from May 2017 until June 2019. Previously, he served as the Chief Financial Officer of Aceto Corporation (Nasdaq: ACET) from February 2018 to April 2018, and has held several executive positions with Concordia International, an international specialty pharmaceutical company, between May 2015 to February 2018. Mr. Borkowski has also served as Chief Financial Officer of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral, controlled release products and as the Chief Financial Officer and Executive Vice President of Mylan N.V. In addition, Mr. Borkowski previously held the position of Chief Financial Officer with Convatec, a global medical device company focused on wound care and ostomy, and Carefusion, a global medical device company for which he helped lead its spin-out from Cardinal Health into an independent public company. Mr. Borkowski has also served in senior financial positions at

Pharmacia and American Home Products (Wyeth). He started his career with Arthur Andersen & Co. after receiving his MBA in accounting from Rutgers University subsequent to having earned his degree in Economics and Political Science from Allegheny College. Mr. Borkowski is currently a Trustee and a member of the Executive Committee of Allegheny College.
Mr. Borkowski’s extensive healthcare and financial expertise, together with his public company experience provides the Board and management with valuable insight in the growth of our business plan.
Eric Corbett was appointed to the Board in February 2025. Eric Corbett is the Managing Director of Oakbridge Securities Inc. which operates as a capital markets and corporate finance advisory business, where he has been employed since December 2024. From August 2017 to September 2024, Mr. Corbett was part of the corporate client group at Canadian Imperial Bank of Commerce, one of Canada’s largest financial institutions, where he oversaw the execution of high-profile transactions, including providing debt capital to private and public businesses to support M&A transactions, shareholder buyouts, working capital support and sponsor backed equity investments. From January 2024 to August 2024, Eric was the Chief Investment Officer of REXIG Realty Investment Group Ltd., a privately held real estate brokerage, where he advised on capital allocation and real estate investment strategy. Mr Corbett holds a Bachelor of Commerce degree from McMaster University and is also a CFA charterholder. He has also cleared FINRA’s Securities Industry Essentials Exam.
Mr. Corbett is well qualified to serve on the board due to his specialization in capital allocation and corporate finance.
Manpreet Uppal was appointed to the Board in February 2025. Mr. Uppal is a seasoned professional with over 10 years of experience in capital markets and over 15 years of experience in real estate as a licensed realtor. He received his service license in 2009 and has been with the Fraser Valley Real Estate Board as a licensed real estate agent since 2009. Mr. Uppal graduated from the UBC Sauder School of Business with a major in Real Estate Trading in 2009.
Mr. Uppal is well qualified to serve on the Board due to his expertise in deal structuring and investments and his focus on capital markets and the financial sector.
Jack Syage was appointed to the Board in March 2024. Dr. Syage served as the Chief Executive Officer of ImmunogenX from July 2013 until the Closing of the Merger and as a member of the board of directors of ImmunogenX from January 2021 until the Closing of the Merger. Dr. Syage has over 30 years of experience in creating and leading the development of innovative technologies in the analytical instrumentation field. He is regarded as a leading expert in mass spectrometry and trace chemical detection. Dr. Syage served as CEO and Co — Founder of ImmunogenX, a global leader in the development of treatments for celiac disease, which developed latiglutenase before its combination with First Wave BioPharma. Previously he founded Syagen Technology, Inc. and led its growth culminating in its successful acquisition by French multinational Safran S.A. in 2011. Dr. Syage sits on the Board of Directors of Advanced Telesensors, PhageTech, Analytical Detection, and Appellation Ventures. He has published over 130 papers, delivered about 100 invited talks, has over 30 U.S. patents issued or pending, and appears on the list of the Most Highly Cited Chemists. His honorary positions include Fellow of the American Physical Society, Visiting Professor at UC Irvine, Visiting Professor at the Université de Paris — Sud, Editorial Board member of the Journal of Physical Chemistry, and invitee to the Nobel Symposium in Chemistry. He has received a Tibbets Award (SBIR) and was recently inducted into the Orange County OC 500 Directory of Influence. He received BA and PhD degrees from Hamilton College and Brown University, respectively, where he won several academic awards including Best Thesis. He was a postdoctoral fellow at Caltech under Nobel Laureate Ahmed Zewail.
Involvement in Certain Legal Proceedings
None.
Non-Executive Director Compensation
Effective October 1, 2022, following an independent review of external benchmarks, our Board adopted an updated Non-Executive Director Compensation Policy under which each of our non-executive directors is entitled to receive the following cash compensation for their service on the Board (paid quarterly): (i) an annual retainer of $60,000, (ii) the lead independent director an annual retainer of $20,000, (iii) the chair of the Audit Committee is entitled to receive an additional annual retainer in the amount of $15,000, (iv) each non-chairperson member of the Audit Committee is entitled to receive an additional annual retainer in the amount of $7,500, (v) the chair of the Compensation Committee is entitled to receive an additional annual retainer in the amount of $12,500, (vi) each non-chairperson member of the Compensation Committee is entitled to receive an additional annual retainer in the amount of $6,000, (vii) the chair of the Corporate Governance and Nominating Committee is entitled to receive an additional annual retainer in the amount of $10,000, and (viii) each non-chairperson member of the Corporate Governance and Nominating Committee is entitled to receive an additional annual retainer in the amount of $5,000. Additionally, under this policy, each of our non-executive directors is entitled to receive an annual grant, effective on the date of the Company’s annual meeting of stockholders, of restricted stock unit awards for their service on the Board equivalent to $75,000, which vests in equal quarterly installments.
Our Board will review the Non-Executive Director Compensation Policy on an annual basis prior to September 1 of each year.
The following table provides information regarding compensation paid to non-employee directors for the year ended December 31, 2024. Mr. Sapirstein did not receive compensation for his service on the Board as employee director for the year ended December 31, 2024. Information regarding executive compensation paid to Mr. Sapirstein during 2024 is reflected in the Summary Compensation table under “Executive Compensation.”
Non-Executive Directors	Fees Earned or Paid in Cash(4)	Stock Award(5)	Option Award	All Other Compensation	Total
Edward J. Borkowski	$97,500	$74,998	$—	$—	$172,498
Charles J. Casamento(1)	$40,000	$74,998	$—	$—	$114,998
Alastair Riddell(2)	$71,000	$74,998	$—	$—	$145,998
Terry Coelho(1)	$40,500	$74,998	$—	$—	$115,498
Chaitan Khosla(3)	$—	$56,249	$—	$—	$56,249
Jack Syage	$—	$—	$—	$—	$—

(1)
Mr. Casamento and Ms. Coelho resigned from the board effective August 2, 2024.

(2)
Mr. Riddell resigned from the board effective February 3, 2025.

(3)
Mr. Khosla resigned from the board effective August 16, 2024.

(4)
Represents amounts of accrued and unpaid cash compensation for board services through December 31, 2024.

(5)
Represents the aggregate grant date fair value of 19,633 restricted stock units issued to each of Messrs. Borkowski, Casamento, Riddell and Ms. Coelho on January 2, 2024, and 24,889 restricted stock units issued to Mr. Khosla on June 11, 2024, our non-employee directors, calculated in accordance with ASC Topic 718.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure
Mr. Edward J. Borkowski currently serves as lead independent director and has the following responsibilities:
•
providing leadership to the Board in any situation where the Chairman’s role may be, or may be perceived to be, in conflict, and also chairing meetings when the Chairman is absent;

•
serving as liaison between the Chairman and the independent directors;

•
approving information sent to the Board; and

•
approving meeting agendas for the Board.

The Board believes that the lead independent director further strengthens the Board’s independence and autonomous oversight of our business and also enhances Board communication and effectiveness. The role of lead independent director serves as a bridge between the independent directors and management.
Director Independence
The Board has determined that all of its members, other than Mr. Paolone, our Interim Chief Executive Officer, and Dr. Syage, are “independent” within the meaning of Nasdaq Listing Rule 5605(a)(2) under the rules of Nasdaq, and the Securities and Exchange Commission rules regarding independence.
Director Nomination Process
The Corporate Governance and Nominating Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and are willing to continue their service as a director are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board. Although we do not have a formal diversity policy, in considering the suitability of director nominees, the Corporate Governance and Nominating Committee considers such factors as it deems appropriate to develop a Board and its committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Corporate Governance and Nominating Committee include sound judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the biopharma industry, clinical studies, FDA compliance, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a director candidate would be a desirable addition to the Board and its committees.
Nominations of persons for election to the Board may be made at an annual meeting of stockholders only (a) pursuant to our notice of meeting, (b) by or at the direction of the Board or any committee thereof or (c) by any stockholder of the Company who was a stockholder of record of the Company at the time the notice is delivered by such stockholder to the secretary of the Company, who is entitled to vote at the meeting upon such election of directors or upon such other business, as the case may be, and who complies with the notice procedures set forth in our bylaws. For any nominations to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice, which must be delivered to the secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment, postponement or recess of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
To be in proper form, such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business and residence address, and principal occupation or employment of the nominee, (ii) and all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, (iii) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such nominee has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, In each case in connection with candidacy or service as a director of the Company, (iv) such person’s written consent to being named in the Company’s proxy statement and associated proxy card as a nominee of the stockholder and to serving as a director if elected and (v) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice if such nominee were the stockholder giving notice hereunder and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Company which are, directly or indirectly, owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act) or of record by such stockholder and such beneficial owner (provided, that such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Company as to which such stockholder or beneficial owner, if any, has a right to acquire beneficial ownership at any time in the future), (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing (including their names), including the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting upon such business or nomination, as the case may be, and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The Company may require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. If requested by the Company, the information required on such nominee shall be supplemented by such stockholder and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date. In addition, a stockholder seeking to nominate a director candidate shall promptly provide any other information reasonably requested by the Company.
Provided that stockholders provide the information above required for candidates recommended by stockholders, the Corporate Governance and Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its charter.
The Role of the Board in Risk Oversight
Our Board oversees a company-wide approach to risk management, determines our appropriate risk level in general, assesses the specific risks faced by us and reviews steps taken by management to manage those risks. Although our Board has ultimate oversight responsibility for the risk management process, specific areas of risk are overseen by designation of such duties and responsibilities to certain committees of the Board.
Specifically, the Board has designated certain fiduciary duties to its Compensation Committee, which is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. The Board has also designated specific fiduciary duties to its Audit Committee, which is responsible for overseeing the management of enterprise risks and financial risks, as well as potential conflicts of interests. The Board is responsible for overseeing the management of risks associated with the independence of the Board.
Code of Business Conduct and Ethics
The Board adopted a code of ethics (the “Code”) that applies to our directors, officers and employees. A copy of this Code is available on our website at www.enterothera.com/investors. We intend to disclose on our website any amendments to and waivers of the Code that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.
Insider Trading Policy
Our board of directors has adopted a revised insider trading policy. The Company’s Revised Insider Trading Policy (“Insider Trading Policy”) governs the purchase, sale, hedges, shorts, or any other direct or indirect transactions in our securities by our employees, officers, directors, consultants, contractors and members of their immediate families and households (collectively, “Insiders”) and is reasonably designed to promote compliance with insider trading laws, rules, and regulations and any applicable Nasadq listing standards.
Our Insider Trading Policy prohibits the Insiders from purchasing, selling or any other direct or indirect transaction in our securities while in possession of material nonpublic information and contains additional restrictions and guidelines in connection with Inside Information that Insiders might hold. In Addition, our Insider Trading Policy sets forth restrictions for trading blackout periods applicable to certain covered persons. The Insider Trading Policy also states that all transactions by an Insider in the Company’s securities must be pre-cleared by the office of our Chief Financial Officer. The Insider Trading Policy also includes guidelines for Rule 10b5-1 trading plans in accordance with applicable SEC rules.
Employee, Officer and Director Hedging
Our Revised Insider Trading Policy expressly prohibits direct and indirect short selling of our securities by our employees, officers, directors, consultants, contractors and members of their immediate families and households (collectively, “Insiders”). Insiders are prohibited from hedging transactions if they have a trading plan in place under Rule 10b5-1. All transactions in our securities by Insiders must be pre-cleared by the Chief Financial Officer.
Stockholder Communications
If you wish to communicate with the Board, you may send your communication in writing to Entero Therapeutics, Inc., Attention: Chief Financial Officer — 7901 4th St N # 21135 St. Petersburg, FL 33702.
You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Chief Financial Officer will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.
Meetings of the Board
Each of our directors who served during the year ended December 31, 2024 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during such year. Although directors are not required to attend our annual meeting of stockholders, they are encouraged to attend. We did not hold an annual meeting of stockholders in 2024 in respect of our fiscal year ended December 31, 2023, due to insufficient funding to run the Company’s operation, the need to temporarily restructure the Company’s business operations to extend its cash runway and the need to explore new ways to fund the Company’s operation.
The following table represents the composition of each committee of the Board as of the date of this proxy statement and meetings held as well as actions taken by unanimous written consent (“UWC”) in lieu of holding a meeting, during the fiscal year ended December 31, 2024:

Committees
Director	Board	Audit	Compensation	Corporate Governance and Nominating
Edward J. Borkowski	X	CC	CC	X
Richard Paolone	C
Eric Corbett	X	X	X	CC
Manpreet Uppal	X	X	X	X
Jack Syage, Ph.D	X
Meetings Held During 2024	15	4	1
Actions Taken by UWC During 2024	13	2

C — Chaiman of the Board
CC — Committee Chairman
X — Member
Board Committees
The standing committees of the Board consist of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees, copies of which are available on our website at www.enterothera.com/investors. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The duties and responsibilities of the Audit Committee include but are not limited to:
•
appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm the independence of its members from its management;

•
reviewing with our independent registered public accounting firm the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that are filed with the SEC;

•
reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•
coordinating oversight of the Code and our disclosure controls and procedures on behalf of the Board;

•
establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•
reviewing and approving related-person transactions.

The rules of Nasdaq require our Audit Committee to consist of at least three directors, all of whom must be deemed to be independent directors under Nasdaq rules. The Board has affirmatively determined that Messrs. Borkowski, Corbett and Uppal, each meet the definition of “independent director” for purposes of serving on an Audit Committee under Nasdaq rules. Additionally, the Board has determined that Messrs. Borkowski, Corbett and Uppal each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee
The duties and responsibilities of the Compensation Committee include but are not limited to:
•
reviewing key employee compensation goals, policies, plans and programs;

•
reviewing and approving the compensation of our directors and executive officers;

•
reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•
appointing and overseeing any compensation consultants or advisors to the Company.

The Compensation Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may also delegate to one or more executive officers of the Company the authority to make grants of equity-based compensation to eligible individuals who are not executive officers. Any executive officer to whom the Compensation Committee grants such authority shall regularly report to the Compensation Committee grants so made and the Compensation Committee may revoke any delegation of authority at any time.
The rules of Nasdaq require our Compensation Committee to consist entirely of independent directors. The Board has affirmatively determined that Messrs. Borkowski, Corbett and Uppal meet the definition of “independent director” for purposes of serving on the Compensation Committee under Nasdaq rules. The executive officers of the Company have no determinative authority over the amount or form of executive and director compensation, though they may make recommendations to the Compensation Committee for consideration.
Corporate Governance and Nominating Committee
The duties and responsibilities of the Corporate Governance and Nominating Committee include but are not limited to:
•
assisting the Board in identifying qualified individuals to become members of the Board;

•
determining the composition of the Board and monitoring the activities of the Board to assess overall effectiveness; and

•
developing and recommending to our Board corporate governance guidelines applicable to the Company and advising our Board on corporate governance matters.

The rules of Nasdaq require our Corporate Governance and Nominating Committee to consist entirely of independent directors. The Board has affirmatively determined that Messrs. Messrs. Corbett, Borkowski, and Uppal meet the definition of “independent director” for purposes of serving on the Corporate Governance and Nominating Committee under Nasdaq rules.
EXECUTIVE COMPENSATION
The following table sets forth information regarding our current executive officers as appointed by the Board, each to serve in such position until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.
Executive Officer	Age	Title
Richard Paolone	34	Interim Chief Executive Officer
Anna Skowron	38	Chief Financial Officer
Our executive officers are appointed by and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with us. The following is a brief description of the qualifications and business experience of each of our current executive officers.

Richard Paolone.   Please see Mr. Paolone’s biography under the “Directors” section of this proxy statement.
Anna Skowron was appointed to serve as our Interim Chief Financial Officer on March 7, 2025. She has served as principal of Skowron Accounting Professional Corporation since 2015. With over 14 years of accounting related experience, Ms. Skowron specializes in financial reporting, compliance, corporate governance, and business strategy. She previously managed consolidated reporting across North America for a global steel corporation. Ms. Skowron has played a key role in various business acquisitions and capital raising initiatives across multiple industries. Ms. Skowron holds a Bachelor of Commerce and Finance with specialization in Accounting and Economics from the University of Toronto and became a member of the Institute of Chartered Accounts of Ontario in 2014. She is licensed CPA.
Summary Compensation
The table set forth below reflects certain information regarding the compensation paid or accrued during the years ended December 31, 2024 and 2023 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of December 31, 2024, and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).
Named Executive Officers	Year	Salary	Bonus	Stock Award	Option Award		All other Compensation	Total
James Sapirstein	2024	$416,300	$—	$76,400(2)		$—	$17,608(4)	$510,308
Former Chief Executive Officer	2023	$513,600	$192,600(1)	$339,566(3)	$	—(4)	$200,000(5)	$1,245,766
Sarah Romano	2024	$424,616	$—	$26,740(2)		$—	$—	$451,356
Former Chief Financial Officer	2023	$390,550	$117,165(1)	$185,676(3)	$	—(4)	$117,165(5)	$810,556

(1)
Represents accrued and unpaid bonuses during 2023, as of December 31, 2023.

(2)
Represents the grant date fair value of restricted stock units issued during the year ended December 31, 2024.The assumptions used in the calculation of these amounts are included in Note 11 of the notes to the consolidated financial statements contained in the 2024 Annual Report.

(3)
Represents the grant date fair value of stock options issued during the year ended December 31, 2023, calculated in accordance with ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 11 of the notes to the consolidated financial statements contained in the Company’s Annual Report, filed with the SEC on March 20, 2023.

(4)
Represents reimbursement of COBRA paid during the year ended December 31, 2024.

(5)
Represents retention bonus paid during the year ended December 31, 2023.

Employment Arrangements and Potential Payments upon Termination or Change of Control
Sapirstein Employment Agreement.   Effective October 8, 2019, we entered into an employment agreement with Mr. Sapirstein to serve as our President and Chief Executive Officer for a term of three years, subject to further renewal upon agreement of the parties. The employment agreement with Mr. Sapirstein originally provided for a base salary of $450,000 per year, which was subsequently increased to $480,000 per year during the year ended December 31, 2020 and to $513,600 during the year ended December 31, 2023. In addition to the base salary, Mr. Sapirstein is eligible to receive (i) an initial bonus of up to 40% of his base salary on an annual basis, based on certain milestones that are yet to be determined, that was increased to a bonus of up to 50% of his base salary effective January 1, 2023; (ii) 1% of net fees received by us upon entering into license agreements with any third-party with respect to any product currently in development or upon the sale of all or substantially all of our assets; (iii) a grant of 33 restricted shares of our Common Stock which are subject to vesting as follows (a) 16 upon the first commercial sale of Adrulipase in the U.S., and (b) 17 upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days; (iv) a grant of 50 10-year stock options to purchase shares of our Common Stock which are subject to vesting as follows (a) 8 upon us initiating our next Phase 2 clinical trial in the U.S. for Adrulipase, (b) 8 upon us completing our next or subsequent Phase 2 clinical trial in the U.S. for Adrulipase, (c) 17 upon us initiating a Phase 2 clinical trial in the U.S. for Adrulipase, and (d) 17 upon us initiating a Phase 1 clinical trial in the U.S. for any product other than Adrulipase. Mr. Sapirstein was entitled to receive 20 days of paid vacation, participate in full employee health benefits and receive reimbursement for all reasonable expenses incurred in connection with his services to us.
Pursuant to the terms of his employment agreement, in the event that Mr. Sapirstein’s employment was terminated by us for Cause, as defined in his employment agreement, or by Mr. Sapirstein voluntarily, then would not be entitled to receive any payments beyond amounts already earned, and any unvested equity awards will terminate. In the event that Mr. Sapirstein’s employment was terminated as a result of an Involuntary Termination Other than for Cause, as defined in the Agreement, Mr. Sapirstein would be entitled to receive the following compensation: (i) severance in the form of continuation of his salary (at the Base Salary rate in effect at the time of termination, but prior to any reduction triggering Good Reason) for a period of 12 months following the termination date; (ii) payment of Executive’s premiums to cover COBRA for a period of 12 months following the termination date; and (iii) a prorated annual bonus.
On August 2, 2024, the Board approved the termination of the employment agreement with Mr. Sapirstein. Mr. Sapirstein did not receive any additional compensation or payments in connection with the termination of his employment agreement . Also on August 2, 2024, the Company and Mr. Sapirstein entered into a consulting agreement with Mr. Sapirstein pursuant to which the Company agreed to pay Mr. Sapirstein $400 an hour monthly for services rendered to the Company. Should travel be required, Mr. Sapirstein will additionally be compensated $200 per hour for travel time plus expenses and the federal mileage rate for car travel. The consulting agreement was terminated on February 2, 2025. On March 25, 2025, the Company and Mr. Sapirstein entered entered into a consulting agreement pursuant to which the Company agreed to pay Mr. Sapirstein $5,000 per month for services rendered to the Company. This consulting agreement is renewable on a month-to-month basis.
Romano Employment Agreement.   Effective March 1, 2022, we entered into an employment agreement with Ms. Romano to serve as our Chief Financial Officer for a term of three years, subject to further renewal upon agreement of the parties. The employment agreement with Ms. Romano provides for a base salary of $365,000 per year, which was subsequently increased to $390,550 during the year ended December 31, 2023, and to $435,000 during the year ended December 31, 2024. In addition to the base salary, Ms. Romano is eligible to receive an annual milestone cash bonus of 35% of her annual salary based on certain milestones established by our Board or the Compensation Committee, which was subsequently increased to 40% on January 1, 2023. On March 1, 2022, Ms. Romano was granted stock options to purchase 250 shares of Common Stock on March 1, 2022, with an exercise price of $708.00 per share, which shall vest in over a term of three years pursuant to her employment agreement. Ms. Romano was entitled to receive 20 days of paid vacation, participate in full employee health benefits and receive reimbursement for all reasonable expenses incurred in connection with her service to us.
In the event that Ms. Romano’s employment was terminated by us for Cause, as defined in Ms. Romano’s employment agreement, or by Ms. Romano voluntarily, she would not be entitled to receive any payments beyond amounts already earned, and any unvested equity awards would terminate. If we terminate her employment agreement without Cause, not in connection with a Change of Control, as such term is defined in Ms. Romano’s employment agreement, she would be entitled to (i) all salary owed through the date of termination; (ii) any unpaid annual milestone bonus; (iii) severance in the form of continuation of her salary for the greater of a period of six months following the termination date or the remaining term of the employment agreement; (iv) payment of premiums to cover COBRA for a period of six months following the termination date; (v) a prorated annual bonus equal to the target annual milestone bonus, if any, for the year of termination multiplied by the formula set forth in the agreement. If we terminate Ms. Romano’s employment agreement without Cause, in connection with a Change of Control, she would be entitled to the above and immediate accelerated vesting of any unvested options or other unvested awards.
Ms. Romano’s employment agreement expired pursuant to its terms on February 28, 2025 and Ms. Romano did not receive any additional compensation in connection with this expiration. Effective March 7, 2025 Ms. Romano resigned from her position as Chief Financial Officer.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding unexercised options, stock that has not vested and equity incentive awards held by each of the Named Executive Officers outstanding as of December 31, 2024:
Name	Grant Date	Number of Securities underlying unexercised options (#) exercisable	Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Number of unearned shares, units or other rights that have not vested (#)	Market or payout value of unearned shares, units or other rights that have not vested ($)
Named Executive Officer
Sarah Romano	03/01/2022	24	11(1)	$4,956.00	02/28/2032	—	$—	—	—
	01/02/2024	—	—	—		—	$—	1,750(2)	$6,685

(1)
Represents stock options issued to Ms. Romano on March 1, 2022, which options will vest over a term of three years, in three equal annual installments on each yearly anniversary of March 1, 2022.

(2)
Represents the RSU award issued to Ms. Romano on January 2, 2024, which RSU will vest over a term of one year on each three-month anniversary.

Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2024:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1) (2)	317	$2,727.22	—
Equity compensation plans not approved by security holders	—	—	—
Total	317	$2,727.22	—

(1)
Excludes 16,692 shares of Common Stock reserved under the 2014 Plan and 2020 Plan as of December 31, 2024, subject to the issuance of restricted stock and RSUs.

(2)
Represents outstanding stock options granted to our current or former employees, directors and consultants pursuant to the 2014 Plan and 2020 Plan.

PAY VERSUS PERFORMANCE
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer (“PEO”), and our other named executive officers (the “Other NEOs” or the “Non-PEO NEOs”) as presented in the table under “Executive Compensation — Summary Compensation”, (ii) the

“compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non- PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss(5)
2024	$510,308	$510,308	$451,356	$451,356	$(0.10)	$(18,059,336)
2023	$1,245,766	$671,314	$810,556	$549,587	$(28.20)	$(15,794,983)
2022	$741,720	$184,270	$389,870	$171,330	$(48.49)	$(14,629,642)

(1)
The dollar amounts reported are the amounts of total compensation reported for James Sapirstein, our Chief Executive Officer / PEO, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Mr. Sapirstein) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Sapirstein) included for purposes of calculating the average amounts in each applicable year are as follows: for 2024, Ms. Romano, for 2023, Ms. Romano, and for 2022, Ms. Romano, Daniel Schneiderman and Mr. Pennington. For 2022, the information reported under this heading combines compensation earned by Ms. Romano and Mr. Schneiderman as one NEO in 2022. Mr. Schneiderman resigned as Chief Financial Officer on February 28, 2022. Ms. Romano was appointed Chief Financial Officer on March 1, 2022.

(3)
The dollar amounts reported represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

	2024		2023		2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals for Non-PEO NEOs	$510,308	$451,356	$1,245,766	$810,556	$741,720	$389,870
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(76,400)	(26,740)	(339,566)	(185,676)	(165,720)	(77,237)
Fair value at year end of equity awards granted during the year	76,400	26,740	83,168	57,477	2,138	1,192
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—	(208,370)	(87,249)	(282,671)	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—	(109,684)	(45,521)	(111,197)	(142,495)
Compensation Actually Paid Totals	$510,308	$451,356	$671,314	$549,587	$184,270	$171,330

(4)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2024, 2023 or 2022.

(5)
The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2022, 2023 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100.
A portion of our NEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

Compensation Actually Paid versus Net Loss
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
$(40,000,000)
$(50,000,000)
$(60,000,000)
$(70,000,000)
FY 2022
FY 2023
FY 2024
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs
Net Loss

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a GI disease company that has not generated any revenues from the sale of products.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Related Party Transactions
ImmunogenX Merger
In March 2024, we announced the closing of a merger with ImmunogenX, Inc. (“IMGX”) (the Company’s acquisition of IMGX, the “Merger”), a private, clinical-stage biopharmaceutical company founded in 2013, which is developing the biologic Latiglutenase for the treatment of celiac disease. In consideration for the Merger, the Company issued 36,830 shares of Common Stock and 11,777.418 shares of Series G Preferred Stock to the shareholders of IMGX. The Preferred Stock was valued using an estimated price of $7.00 per share of Common Stock (actual price may differ), as agreed upon in the Merger agreement. As a result of this payment, Dr. Syage received 15,400 shares of our Common Stock and 4,920.037 shares of Series G Preferred Stock, in exchange for shares of IMGX common stock that he held immediately prior to the Merger. Dr. Syage is a related party as a director.
Stockholder Notes
On March 13, 2024, in connection with the Merger and in order to fund the payment of $1.0 million to Lender, IMGX entered into a secured promissory note in favor of Jack Syage, in an aggregate principal amount of $500,000 (the “Syage Note”). The Syage Note bears interest at a per annum floating rate equal to the prime rate plus 4.5% and matures on October 13, 2025. Dr. Syage entered into a patent and trademark security agreement dated March 13, 2024 (the “Shareholder Security Agreement”), pursuant to which the obligations under the Syage Note are secured by, among other things, the patents and trademarks owned by IMGX
The foregoing descriptions of the Syage Note and the Shareholder Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Form of Shareholder Note and Form of

Shareholder Security Agreement, which are incorporated by reference to Exhibits 10.15 and 10.16, respectively, of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024, filed with the SEC on April 9, 2025.
Pursuant to the Rescission Agreement (as defined below), it was agreed that the Company shall have no further duties, liabilities or obligations under the Syage Note and the Shareholder Security Agreement.
Rescission Agreement with IMGX and IMGX Shareholders
In March 2025, we announced that we entered into the a Rescission Agreement (the “Rescission Agreement”), by and among the Company, IMGX and the former shareholders of IMGX (the “IMPX Shareholders”). As part of the consideration in the Rescission Agreement, subject to approval from our shareholder, we will convey to the IMGX Shareholders all of the issued and outstanding Membership Interests of IMGX currently held by us. In addition, the parties to the Rescission Agreement agreed to rescind the issuances of the shares of Common Stock and Series G Preferred Stock that we have issued to the IMGX Shareholders as part of the Merger. As a result of this Rescission Agreement, the 15,400 shares of our Common Stock and 4,920.037 shares of Series G Preferred Stock that Dr. Syage received in connection with the Merger will be cancelled. In addition, as a result of this Rescission Agreement, subject to our shareholders’ approval, we will convey to Dr. Syage 41.78% of the Membership Interests of IMGX, currently held by us. Dr. Syage is acting as the Shareholder Representative under the Rescission Agreement. Dr. Syage is a related party as a director.
Policy and Procedures Governing Related Party Transactions
The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.
The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our Common Stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock had or will have a direct or indirect material interest.
Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.
All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.
Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)
In accordance with Item 402(x) of Regulation S-K under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of MNPI.
The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our executive officers annually in the first quarter. In determining the timing and terms of an equity award, the Compensation Committee may consider MNPI to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of MNPI in connection with the granting of equity awards may include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such MNPI. Additionally, our Insider Trading Policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.
In the year ended December 31, 2024, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.
Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the year ended December 31, 2024 and that such filings were timely.
Report of the Audit Committee for 2024
The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.
The Audit Committee has reviewed and discussed with management, Machias Gini & O’Connell LLP, our independent registered public accounting firm, and Mazars USA, our former independent registered public accounting firm, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 (filed with the SEC on April 9, 2025). The Audit Committee has also discussed with Machias Gini & O’Connell LLP and Mazars USA those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301.
Machias Gini & O’Connell LLP and Mazars also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firms their independence from our Company.
Based on its discussions with management and the independent registered public accounting firms, and its review of the representations and information provided by management and the independent registered public accounting firms, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K/A for the year ended December 31, 2024 (filed with the SEC on April 9, 2025).
RESPECTFULLY SUBMITTED,
Edward J. Borkowski, chair
Eric Corbett
Manpreet Uppal
Report of the Audit Committee for 2023
The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee has reviewed and discussed with management and Mazars USA, our former independent registered public accounting firm, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (filed with the SEC on March 29, 2024). The Audit Committee has also discussed with Mazars USA those matters required to be discussed by PCAOB Auditing Standard 1301.
Mazars also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm its independence from our Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 (filed with the SEC on March 29, 2023).
RESPECTFULLY SUBMITTED,
Edward J. Borkowski, chair
Eric Corbett
Manpreet Uppal

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding shares of our capital stock beneficially owned as of [•], 2025, by:
•
each of our officers and directors;

•
all officers and directors as a group; and

•
each person known by us to beneficially own five percent or more of the outstanding shares of our capital stock. Percentage of ownership is calculated based on 4,765,729 shares of Common Stock outstanding as of [•], 2025.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent Ownership of Class(3)
Current Named Executive Officers and Directors
Richard Paolone, Interim Chief Executive Officer and Director	—	—%
Anna Skowron, Interim Chief Financial Officer	—	—
Edward J. Borkowski, Director(4)	20,277	*
Eric Corbett, Director	—	—
Manpreet Uppal, Director	—	—
Jack Syage, Director(5)	15,400	*
All directors and executive officer as a group (6 persons)	35,677	*%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of such individual is c/o Entero Therapeutics, Inc., 777 Yamato Rd., Suite 502, Boca Raton, FL 33431.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days.

(3)
Percentages are rounded to nearest tenth of a percent. Percentages are based on 4,765,729 shares of Common Stock outstanding. Warrants, options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage of any other person.

(4)
Includes (i) 5 shares of Common Stock issuable upon the exercise of warrants; (ii) 9 shares of Common Stock issuable upon exercise of vested options; and (iii) 15 shares of Common Stock issuable upon conversion of approximately 48.043 shares of Series B Preferred Stock, which includes accrued and unpaid dividends through [•], 2025. Excludes 1 unissued restricted share of Common Stock.

(5)
Includes 15,400 shares of Common Stock. Excludes 4,920,037 shares of Common Stock issuable upon conversion of 4,920.037 shares of Series G Preferred Stock.

PROPOSAL NO. 2: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM [•] TO [•], AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD
Overview
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Charter to authorize our Board to effect a reverse stock split (the “Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from [•] to [•] (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute approval of the Reverse Split that, once authorized by the Board and effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between [•] and [•] shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Annex B to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Annex B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.
Purpose and Rationale for the Reverse Split
On September 6, 2024, we received a letter from the Listing Qualifications Staff of Nasdaq indicating that, based upon the closing bid price of our Common Stock for the last 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided 180 days, or until March 5, 2025, to regain compliance with the minimum bid price requirement.
On March 6, 2025, we received a letter from Nasdaq advising that we had been granted a 180-day extension, or until September 1, 2025, to regain compliance with the minimum bid price requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If at any time prior to September 1, 2025, the bid price of the our Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days, we will regain compliance with the minimum bid price requirement.
The extension notice has no immediate effect on the listing of our Common Stock on The Nasdaq Capital Market and does not affect our reporting requirements with the Securities and Exchange Commission. If we do not regain compliance with the minimum bid price requirement during the additional 180-day extension, Nasdaq will provide written notification that our Common Stock will be delisted. At that time, we may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.
Failure to approve the Reverse Split Proposal may have serious, adverse effects on Entero and its stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may trade below the requisite per share price needed to maintain our listing. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.
In addition, an investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower-priced stocks. Also, the Company’s Board of Directors believes that most investment funds are reluctant to invest in lower-priced stocks.
As of [•], 2025 , our Common Stock closed at $[•]per share on Nasdaq. The Reverse Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.
Our Board strongly believes that the Reverse Split may be necessary to maintain our listing on Nasdaq. Accordingly, the Board has recommended that our stockholders approve the Reverse Split Proposal to effect the Reverse Split, if needed, at an Approved Split Ratio to be determined by the Board, and directed that this proposal be submitted to our stockholders for approval at the Annual Meeting.
Risks of the Proposed Reverse Split
A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.
If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
The proposed Reverse Split may decrease the liquidity of our Common Stock.
The liquidity of our Common Stock may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.
If we effect the reverse split and then the market price of our Common Stock will decline and will fail to meet the continued Nasdaq listing requirement for the minimum bid price, we may not be eligible for any compliance period.
In January 2025, the U.S. Securities and Exchange Commission (SEC) approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with Nasdaq’s $1.00 minimum bid price requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a Company’s security fails to meet the continued listing requirement for minimum bid price and the Company has effected a reverse stock split over the prior one-year period (or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one), then the Company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.
Determination of the Ratio for the Reverse Split
If the Reverse Split Proposal is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of [•] or exceed a ratio of [•]. In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of [•], 2025, after completion of the Reverse Split, we will have between [•] and [•] shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.
Principal Effects of the Reverse Split
After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.
The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a [•] to [•] Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of [•], 2025.
After Each Reverse Split Ratio
	Current	[Ratio 1]	[Ratio 2]
Common Stock Authorized	[•]	[•]	[•]
Common Stock Issued and Outstanding	[•]	[•]	[•]
Number of Shares of Common Stock Reserved for Issuance	[•]	[•]	[•]
Number of Shares of Common Stock Authorized but Unissued and Unreserved	[•]	[•]	[•]
Price per share, based on the closing price of our Common Stock on the Record Date	[•]	[•]	[•]
After the effective date of the Reverse Split, our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “ENTO”, assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.
Effect on Outstanding Derivative Securities
The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of [•], 2025, and are on a pre-Reverse Split basis), including:
•
[•] shares of Common Stock issuable upon exercise of stock options, with a weighted average exercise price of $[•] per share, under our Amended and Restated 2014 Omnibus Equity Incentive Plan (the “2014 Plan”);

•
[•] shares of awarded but unissued restricted stock under our 2014 Plan;

•
[•] shares of awarded but unissued restricted stock units under our 2020 Plan;

•
[•] shares of Common Stock issuable upon exercise of stock options, with a weighted average exercise price of $[•] per share, under our Amended and Restated 2020 Omnibus Equity Incentive Plan (the “2020 Plan”);

•
[•] shares of Common Stock available for future issuance under our 2020 Plan;

•
[•] shares of Common Stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $[•] per share;

•
[•] shares of Common Stock issuable upon conversion of [•] shares of Series B Convertible Preferred Stock, including in respect of accrued and unpaid dividends of approximately $[•] through [•], 2025 at a conversion price of $[•] per share; and

•
[•] shares of Common Stock issuable upon conversion of [•] shares of Series G Convertible Preferred Stock.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.
Effect on Equity Incentive Plans
As of [•], 2025, 2025, we had [•] shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2014 Plan. Further, as of [•], 2025, we had [•] shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2020 Plan, as well as [•] shares of Common Stock available for issuance under the 2020 Plan. Pursuant to the terms of the 2014 Plan and the 2020 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2014 Plan and the 2020 Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. The number of shares available for future grant under the 2014 Plan and the 2020 Plan will be similarly adjusted.
Effective Date
The proposed Reverse Split would become effective on the date of filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Charter Amendment. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Reverse Split Proposal. If the proposed Charter Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.
Treatment of Fractional Shares
No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on The Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder adoption and approval of this Reverse Split Proposal, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of 1:10, if a stockholder held eleven shares of Common Stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one share of Common Stock but will maintain ownership of the remaining shares of Common Stock.
Record and Beneficial Stockholders
If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Reverse Split Proposal and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.
Material Federal U.S. Income Tax Consequences of the Reverse Split
The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.
In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1) (E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.
We will not recognize any gain or loss as a result of the proposed Reverse Split.
A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT

THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Required Vote and Recommendation
Pursuant to changes to Section 242 of the Delaware General Corporation Law which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.
Pursuant to the DCGL Change, approval and adoption of this Reverse Split Proposal requires the affirmative vote of at least a majority of votes actually cast at the meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL NO. 3: APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
AS DESCRIBED IN THIS PROXY STATEMENT
At our 2022 annual meeting of stockholders, we conducted a non-binding stockholder vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted annually and our stockholders approved that recommendation. We will hold a Say-on-Pay vote at each annual meeting until the time our stockholders vote to hold a Say-on-Pay vote at a different frequency.
Q:
What are you voting on?

A:
In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote, on an advisory basis, on:

Say-on-pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures.
Q:
Why does your Board recommend a vote “FOR” the say-on-pay proposal (Proposal 3)?

A.
The Board believes that the Company’s compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

•
rewarding excellence in leadership and sustained financial performance; and

•
aligning our executives’ interests with those of our stockholders to create long-term value.

Q:
What are the effects of these votes?

A:
The Say on Pay Proposal is advisory and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of this vote when evaluating our executive compensation program.

The Say on Pay Proposal is as follows:
“Resolved, that the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”
Required Vote and Recommendation
In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under “The Annual Meeting — Quorum; Abstentions and Broker Non-Votes,” approval and adoption of this Say on Pay Proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL THREE.

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF MACHIAS GINI & O’CONNELL LLP TO SERVE TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025
General
The Audit Committee of the Board appointed Machias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by the Company’s stockholders, and the Board hereby recommends that the stockholders ratify such appointment. The Board may terminate the appointment of MGO as our independent registered public accounting firm without the approval of our stockholders whenever the Board deems such termination necessary or appropriate.
Representatives of MGO will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to any appropriate questions from stockholders.
Audit Fees
The following table represents fees for professional services billed by MGO, Mazars USA LLP (“Mazars”) and FORVIS, LLP (“Forvis”) for the fiscal years ended December 31, 2024 and 2023 in relation to services rendered in connection with the audit of our consolidated financial statements and for tax services rendered with respect to tax-related compliance, advice and planning.
	For the years ended December 31,
	2024	2023
Audit fees(1)	$280,500	$185,000
Audit-related fees(2)	227,700	138,000
Tax fees	—	—
All other fees(4)	20,249	8,823
Total	$528,449	$332,723

(1)
Professional services rendered by MGO, Mazars, and Forvis for the audit of our annual financial statements and review of financial statements included in our Form 10-Qs. MGO billed fees of $216,000, Mazars billed fees of $40,000, and Forvis billed fees of $24,500.

(2)
The aggregate fees billed for assurance and related services by Mazars and Forvis that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Note 1 above, principally related to registration statement filings. Mazars billed fees of $155,000, and Forvis billed fees of $72,700.

(3)
The aggregate fees billed for products and services provided by MGO, Mazars, and Forvis other than the services reported in Notes 1 through 3 above.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of our independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee has considered whether the provision of audit-related fees, tax fees, and all other fees as described above is compatible with maintaining Mazars’, Forvis’ and MGO’s independence and has determined that such services for fiscal year 2023 and 2024 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our board of directors that the audited financial statements be included in our annual report on Form 10-K.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Appointment of Forvis Mazars, LLP
In 2024, the Company was notified that Mazars, the Company’s independent registered public accounting firm, entered into a transaction with FORVIS whereby substantially all of the partners and employees of Mazars joined Forvis. As a result, on the effective date of June 1, 2024, Mazars changed its name to Forvis Mazars, LLP (“Forvis Mazars”) and Mazars resigned as the Company’s independent public accounting firm. The Audit Committee of the Company’s Board of Directors appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm effective June 1, 2024, subject to ratification by the Company’s stockholders at the Company’s annual meeting of stockholders.
The audit reports of Mazars on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent interim period preceding the engagement of Forvis Mazars, there were no disagreements between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have cause Mazars to make reference to any subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s previous fiscal years ended December 31, 2023 and 2022, and the interim period through the engagement of Forvis Mazars, Mazars did not advise the Company of any matters specified in Item 304(a)(1)(v) of Regulation S-K.
During the Company’s two most recently completed fiscal years and through the date of engagement of Forvis Mazars, neither the Company nor anyone on behalf of the Company consulted with Mazars regarding (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K. During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent period through the date heroef, the Company did not consult with Forvis Mazars regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Resignation of Forvis Mazars, LLP
On August 9, 2024, Forvis Mazars notified the Company that it had decided to resign as the independent registered public accounting firm of the Company, effective immediately. As mentioned, the Audit Committee of the Company appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm on June 1, 2024, and as such, Forvis Mazars did not provide any audit reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022.
Forvis Mazars resigned due to a belief that the Company could no longer generate reliable information to prepare its financial statements as a result of the cost reduction measures and other corporate developments.

The Company disagreed with Forvis Mazars’ belief (the “Disagreement”). Notwithstanding Forvis Mazars’ resignation, the Company believed it had sufficient management and governance in place, including a full-time Chief Financial Officer and corporate controller, and an Audit Committee of the Company’s Board that fully satisfied the corporate governance requirements of the Nasdaq Stock Market LLC and Securities Exchange Act Rule 10A-3. Members of the Audit Committee, upon being notified by Forvis Mazars of the resignation, discussed the Disagreement with Forvis Mazars. The Company authorized Forvis Mazars to respond fully to the inquiries of any successor accountant concerning the subject matter of the Disagreement.
From the appointment of Forvis Mazars to the date of Forvis Mazars’ resignation (the “Interim Period”), there were no disagreements between the Company and Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Forvis Mazars, would have caused Forvis Mazars to make reference to any subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Interim Period, Forvis Mazars did not advise the Company of any matters specified in Item 304(a)(1)(v) of Regulation S-K other than the subject matter of the Disagreement discussed above.
Appointment of Machias, Gini & O’Connell LLP
On August 28, 2024, the Audit Committee appointed MGO to serve as the Company’s independent registered public accounting firm effective August 27, 2024, subject to ratification by the Company’s stockholders at the Company’s annual meeting of stockholders.
During the fiscal year ended December 31, 2024 and 2023 and through May [  ], 2025, neither the Company nor anyone on behalf of the Company consulted with MGO regarding (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K. During the fiscal years ended December 31, 2024 and 2023 and the interim period from January 1, 2024 through May [  ], 2025, the Company did not consult with MGO regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Required Vote and Recommendation
This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present. There are no broker non-votes for this Proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

PROPOSAL NO. 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE MEETING TO APPROVE ANY ONE OR MORE OF THE FOREGOING PROPOSALS.
Adjournment of the Annual Meeting
In the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.
Required Vote and Recommendation
In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under “The Annual Meeting — Quorum; Abstentions and Broker Non-Votes,” approval and adoption of this Adjournment Proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FIVE.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSALS
Other than the election of directors and the approval of the advisory vote on executive compensation (the “Say on Pay proposal”), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.
ADDITIONAL INFORMATION
Deadline for Receipt of Stockholder Proposals for the 2026 Annual Meeting
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by our Chief Financial Officer by writing to Entero Therapeutics, Inc., Attention: Chief Financial Officer — 7901 4th St N # 21135 St. Petersburg, FL 33702, no later than 90 days, or [•], 2025, nor more than 120 days, or v, 2025, prior to the first anniversary of the preceding year’s annual meeting. Submitted proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.
Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2026 annual meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than [•], 2025 and no earlier than [•], 2025; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Entero Therapeutics, Inc., Attention: Chief Financial Officer — 7901 4th St N # 21135 St. Petersburg, FL 33702.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials at no charge, please notify your broker or direct a written request to Entero Therapeutics, Inc., Attention: Chief

Financial Officer — 7901 4th St N # 21135 St. Petersburg, FL 33702, or contact us at [•]. We undertake to deliver promptly, upon any such verbal or written request, a separate copy of our proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.
Other Matters
At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.
Solicitation of Proxies
The solicitation of proxies pursuant to this proxy statement is being made by us. Proxies may be solicited, among other methods, by mail, facsimile, telephone, telegraph, Internet and in person.
The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by us.
Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and we will reimburse them for their reasonable out-of-pocket expenses in connection therewith.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN SUBMIT A PROXY TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
BY ORDER OF THE BOARD OF DIRECTORS,
Boca Raton, Florida [•], 2025	RICHARD PAOLONE Chief Executive Officer and Director
If you have any questions or require any assistance in voting your shares you may contact Entero’s Investor Relationships Department at Investors@enterothera.com or by calling [•].

ANNEX A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ENTERO THERAPEUTICS, INC.
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ENTERO THERAPEUTICS, INC.
First Wave BioPharma, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [•], 2025, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on [•], 2025, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by replacing the second, third and fourth paragraphs of Article FOURTH with the following:
Upon effectiveness (“Effective Time”) of this amendment to the Amended and Restated Certificate of Incorporation of the Corporation, a one-for-[      ]1 reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [      ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Split.
No fractional shares of Common Stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).
Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common

1
[Shall be a whole number equal to or greater than [    ] and equal to or lesser than [    ], which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).]

A-1

Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of New Common Stock after the Effective Time.
SECOND:   That said amendment will have an Effective Time of 12:01 A.M., Eastern Time, on         .
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this    day of         , 2025.
/s/ Richard Paolone

Richard Paolone
Interim Chief Executive Officer and Director

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SCAN TOVIEW MATERIALS & VOTE ENTERO THERAPEUTICS, INC.777 YAMATO ROAD, SUITE 502BOCA RATON, FLORIDA 33431 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on June 26, 2025. Have your proxycard in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ENTO2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 26, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS
PORTION ONLY ENTERO THERAPEUTICS, INC.The Board of Directors recommends you vote FOR thefollowing: ForAllWithholdAllFor AllExceptENTERO THERAPEUTICS, INC.777 YAMATO ROAD, SUITE 502BOCA RATON, FLORIDA 334311. Election of Directors Nominees:01) Edward J. Borkowski02) Richard Paolone03) Eric Corbett04) Manpreet Uppal05) Jack SyageThe Board of Directors recommends you vote FOR the following proposals:2. Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reversestock split of our issued and outstanding shares of Common Stock, as a specific ratio, ranging from [•] to [•], at any time prior to the one-year anniversarydate of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders.3. Approval, on an advisory basis, of the executive compensation of the Company's named executive officers as described in the proxy statement.4. Ratification of Machias Gini & O'Connell LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025.5. Approval of the adjournment of the annual meeting to the extent there are insufficient proxies at the annual meeting to approve any one or more ofthe foregoing proposals.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of the Annual Meeting, Proxy Statement the 2023 and the 2024 Annual Reports are available atwww.proxyvote.com.V75570-P34906ENTERO THERAPEUTICS, INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 27, 2025 12:00 P.M. EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Richard Paolone and Anna Skowron, or either of them, as proxies, each with the power toappoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot,all of the shares of Common Stock of Entero Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meetingof Stockholders to be held at 12:00 P.M. Eastern Time, on Friday, June 27, 2025, which will be a virtual stockholder meetingthrough which you can listen to the meeting, submit questions and vote online at www.virtualshareholdermeeting.com/ENTO2025,and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.CONTINUED AND TO BE SIGNED ON REVERSE SIDE